VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002



                                   DISCIPLINE


                                                      WORLDWIDE REAL ESTATE FUND


ALLOCATION



                                             DIVERSIFY


                          GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund had a total return of 11.74% for the first six months of the year. The Fund outperformed the benchmark Salomon Smith Barney (SSB) World Property Index,* which gained 11.39% during the period, and provided strong relative performance versus the broad-based Standard & Poor's (S&P) 500 Index,** which declined 13.15%. The year 2002 has, thus far, been characterized by high market volatility and investor jitters. Negative headlines regarding the continued threat of terrorist attacks, scandals in corporate America, and a weakening economy constantly plagued investor sentiment and brought most financial markets to their knees. The real estate sector's defensive characteristics provided shareholders some relief from the double-digit fall of the general market.

As long-term return expectations for the general stock market have been adjusted downward, income has become an important source of investment return for shareholders. Real estate's strong performance and steady dividend growth during a period overshadowed by bear market sentiment has helped highlight the sector's importance as an attractive diversification vehicle.

MARKET REVIEW
Most financial markets experienced continued volatility during the first six months of 2002. Post-September 11 nervousness, increasing doubts about the integrity of U.S. accounting practices, a weakening dollar and falling equity markets sent investors scrambling to protect their assets. In this environment, real estate securities gathered steam as the sector's relatively attractive cash flows and dividend yields captivated investor attention.

During the period, we reduced the Fund's exposure to the United States and increased exposure to Japan and Europe. While the U.S. real estate market provided investors with positive returns, a combination of high valuations and deteriorating fundamentals in this market helped highlight more attractive opportunities abroad. Also contributing to the decision to pare down domestic holdings was a desire to diversify out of dollar-denominated assets as we anticipated U.S. dollar weakness. Overseas, depressed stock prices offered interesting investment opportunities in several countries. For example, Japan, Hong Kong and Spain offered attractive risk/reward scenarios as their respective shares had already priced in depressed fundamentals.

U.S. real estate securities gained 13.5% during the period, which helped boost Fund returns. Given deteriorating fundamentals in the domestic real estate sector, however, we significantly reduced our exposure to this market during the first six months of the year. The Fund's weighting was reduced from 77.5% at year-end 2001 to 61.7% at June 30, 2002. With regard to valuations, the U.S. apartment sector and storage sector are both trading at significant premiums to NAV (net asset value) and at significant FFO (Funds from Operations) multiple premiums to other sub-sectors. In each case, we reduced exposure--taking the U.S. apartment sector from 13.0% of the portfolio at December 31 to 8.4% at June 30, and the storage sector from 6.5% to 4.1%. The reduction in the apartment sector, which occurred in February and March, proved beneficial as the group markedly underperformed the Index.

Fundamentals deteriorated most noticeably in the domestic office sector. While trading at significant discount to NAV, the sector has been hurt by weakening demand beginning in 2001. National occupancy levels dropped to 86% at year-end 2001 from 91% in 2000. After the first quarter, office vacancy in core downtown markets had risen to 12%,+ levels not seen since 1997. With significant space available, the ability of landlords to raise rents has been hampered and the possibility of rent roll-downs remains.

We think it is important to note that the U.S. REIT sector has experienced a surge of incoming assets in the first six months of the year--net inflows of $2.8 billion through July 2,++ an increase in assets of 21% since January. Undoubtedly, this has helped push share prices higher in this market despite opposing fundamentals. However, we believe that these figures support the fact that real estate

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

continues its emergence as an accepted and important asset class.

Japanese real estate stocks were subject to rising vacancy rates and declining condominium prices and, as a result, traded at a significant discount to NAV. After maintaining an underweight position to this region, we added exposure to the group with some shares trading at close to 50% discount to NAV. This proved beneficial to Fund performance as some holdings here experienced significant gains during the period. Though we do not anticipate improving real estate fundamentals in Japan until 2003, the shares themselves have room on the upside as current prices, in our opinion, reflect excessive pessimism. At June 30, the Fund had a 10.4% allocation to this market.

We increased the Fund's exposure to Hong Kong during the first half, ending the period with a 4.2% weighting. We remain significantly underweight versus the Index, however, as we see markets remaining weak with sales volume rising at the expense of residential market pricing and vacancy rates increasing in office markets. On the other hand, there are some signs that conditions in the Hong Kong market may improve in the future. The government has reduced supply and affordability is high given depressed prices. We remain cautious, however, as unemployment continues to rise and buyers are reluctant to increase purchases.

The European property sector in general had a strong run in the first half of the year (up 21%), coming off depressed levels. The sector is now trading in line with historic discounts to NAV--anywhere from 5% to 40% discount, depending on the company. Although fundamentals in the region are not particularly strong, the sector does seem fairly valued with recent takeovers, management buyouts, and large ownership stake sales all taking place at prices at or above NAVs. The Fund ended the half with a 7.0% allocation to the European real estate market.

Spanish real estate stocks (2.6% of Fund assets), in particular, presented tremendous value opportunities with shares trading at an approximate 50% discount to NAV. The Fund's increased exposure in this market helped buoy performance, as merger talks concerning companies such as Metrovacesa and Vallehermoso (1.4% and 0.5% of the Fund's net assets as of June 30, respectively) drove share prices higher through much of the year. These "talks" provided little additional benefit, however, as major shareholders simply sold their large stakes, albeit at prices significantly above current levels.

THE OUTLOOK
Going forward, we expect to continue moving Fund assets out of the United States and into more compelling opportunities elsewhere. Although we continue to see attractive qualities in the U.S. real estate market (its defensive nature, the 6.5%-7% secure dividend yield, and reasonable valuations), there are likely to be more exciting investment opportunities abroad. All of the best performing sectors in the first half of the year were outside the U.S. and we believe that this trend will continue in the near future.

We believe that now is a good time for investors to diversify their portfolios by allocating a small percentage to real estate securities. The sector's defensive characteristics have proved beneficial to shareholders thus far in 2002 and, as forecasts for the general market remain murky, prudent asset allocation will likely continue to pay off.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]            [PHOTO OMITTED]


/s/ Derek S. van Eck       /s/ Samuel R. Halpert

Derek S. van Eck           Samuel R. Halpert
Portfolio Manager          Management Team Member

July 19, 2002
                                       2

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

+Source: CB Richard Ellis

++Source: Salomon Smith Barney, AMG Data

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Salomon Smith Barney (SSB) World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

** The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2002



[REPRESENTATION OF DATA REPRESENTED IN PIE CHART]

Diversified            27.4%

Office                 14.5%

Hotels                 12.0%

Residential             8.4%

Other                   8.4%

Forest Products         7.4%

Retail                  6.8%

Cash/Equivalents
Less Liabilities        5.1%

Storage                 4.1%

Industrial              3.7%

Healthcare              2.2%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

United States          61.7%

Canada                 11.3%

Japan                  10.4%

Cash/Equivalents
 Less Liabilities       5.1%

Hong Kong               4.2%

United Kingdom          3.0%

Spain                   2.6%

France                  0.8%

Italy                   0.6%

Australia               0.3%

                           WORLDWIDE REAL ESTATE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------
TIMBERWEST FOREST CORP.
(CANADA, 5.2%)
TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

VORNADO REALTY TRUST
(U.S., 4.8%)
Vornado Realty is a fully integrated real estate company. It owns, leases, develops and manages retail and industrial properties located primarily in the Mid-Atlantic and Northeast regions of the United States. The company focuses on shopping centers, but also holds warehouse/industrial properties and an office building.

STARWOOD HOTELS & Resorts Worldwide, Inc.
(U.S., 4.2%)
Starwood owns, manages and franchises hotels throughout the world. The company operates hotels under the Westin, Sheraton, St. Regis, Four Points, and W brands. Starwood also develops and operates vacation interval ownership resorts.

EQUITY OFFICE PROPERTIES TRUST
(U.S., 4.0%)
Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

MITSUI FUDOSAN CO. LTD.
(Japan, 3.7%)
Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf places, and provides financial services such as securitization of real estate properties.

MITSUBISHI ESTATE CO. LTD.
(Japan, 3.6%)
Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf places and tennis clubs.

BROOKFIELD PROPERTIES CORP.
(Canada, 3.4%)
Brookfield Properties is a North American office property company. It owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

HILTON HOTELS CORP.
(U.S., 3.2%)
Hilton Hotels owns, manages, and franchises hotels. The company operates Hilton, Hilton Garden Inn, Hilton Suites, Doubletree Hotels and Guests Suites, Hampton Inn, and other hotels in the United States and other countries around the world. Hilton also has vacation ownership operations.

SUMITOMO REALTY & Development Co. Ltd.
(Japan, 3.1%)
Sumitomo develops, manages and sells houses and condominiums. The company undertakes infrastructure projects, manages real estate properties, and provides financing services to its customers. Sumitomo also operates fitness clubs and restaurants.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 3.1%)
Equity Residential Properties, a self-administered and self-managed real estate investment trust, owns and operates multi-family properties containing apartment units. Its properties are located throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (collateralized by properties).


--------------------------------------------------------------------------------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
         NO. OF                                   VALUE
COUNTRY  SHARES        SECURITIES (A)            (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 0.3%
         8,000 Westfield Holdings Ltd.         $   67,350
                                              -----------
CANADA: 11.3%
        10,000 BPO Properties Ltd.                162,389
        32,000 Brookfield Properties Corp.        662,522
       110,000 TimberWest Forest Corp.          1,015,743
        20,000 TrizecHahn Corp.                   337,200
                                              -----------
                                                2,177,854
                                              -----------
FRANCE: 0.8%
            75 Societe Fonciere Lyonnaise
                 Warrants (expiring 7/30/02)+          --
         2,500 Unibail S.A.                       154,720
           500 Unibail S.A. Warrants (expiring
                 5/11/04)                           6,857
                                              -----------
                                                  161,577
                                              -----------
HONG KONG: 4.2%
       300,000 Hand Lung Properties Ltd.
                 (formerly Amoy Properties Ltd.)  342,310
        20,000 Cheung Kong (Holdings) Ltd.        166,668
        40,000 Sun Hung Kai Properties Ltd.       303,848
                                              -----------
                                                  812,826
                                              -----------
ITALY: 0.6%
       200,000 Beni Stabili S.p.A.                110,685
                                              -----------
JAPAN: 10.4%
        86,000 Mitsubishi Estate Co. Ltd.         704,005
        80,000 Mitsui Fudosan Co. Ltd.            708,349
       100,000 Sumitomo Realty &
                 Development Co. Ltd.             607,276
                                              -----------
                                                2,019,630
                                              -----------
SPAIN: 2.6%
       10,000  Inmobiliaria Colonial, S.A.        138,727
        13,000 Metrovacesa S.A.                   269,938
        10,000 Vallehermoso, S.A.                  96,049
                                              -----------
                                                  504,714
                                              -----------
UNITED KINGDOM: 3.0%
        32,160 British Land Co. PLC               272,451
        23,500 Land Securities PLC                308,740
                                              -----------
                                                  581,191
                                              -----------
UNITED STATES: 61.7%
        12,000 AMB Property Corp.*             $  372,000
        20,000 Archstone-Smith Trust              534,000
        11,000 Boston Properties, Inc.            439,450
         5,000 Camden Property Trust              185,150
         7,000 Carramerica Realty Corp.           215,950
        27,000 Crescent Real Estate Equities Co.  504,900
         2,500 Duke Realty Co.                     72,374
        26,000 Equity Office Properties Trust     782,600
        21,000 Equity Residential Properties Trust603,750
         4,000 General Growth Properties, Inc.    204,000
        44,900 Hilton Hotels Corp.                624,110
        33,000 Host Marriott Corp.                372,900
         7,500 iStar Financial, Inc.              213,750
         3,000 Kimco Realty Corp.                 100,470
        65,000 La Quinta Properties, Inc.         471,250
        15,000 Liberty Property Trust             525,000
        31,250 LTC Properties, Inc.               265,625
         8,000 Macerich Co. (The)                 248,000
        10,000 National Health Investors, Inc.    160,000
         9,000 Newhall Land & Farming Co.         288,000
        13,500 Plum Creek Timber Co., Inc.        414,450
         5,000 Prologis Trust                     130,000
        13,000 Public Storage, Inc.               482,300
         2,000 Pulte Homes, Inc.                  114,960
         7,000 Shurgard Storage Centers, Inc.
                 (Class A)                        242,900
        10,000 Simon Property Group, Inc.         368,400

         9,000 SL Green Realty Corp.              320,850
         2,000 Sovran Self Storage, Inc.           68,340
        25,000 Starwood Hotels & Resorts
                 Worldwide, Inc.                  822,250
        13,000 Taubman Centers, Inc.              198,250
        19,000 United Dominion Realty Trust, Inc. 299,250
        10,000 Urstadt Biddle Properties
                 (Class A)                        114,000
        12,000 U.S. Restaurant Properties, Inc.   198,840
        20,000 Vornado Realty Trust               924,000
        35,000 Wyndham International, Inc.
                 (Class A)                         40,600
                                              -----------
                                               11,922,669
                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.9%
(COST: $16,356,881)                            18,358,496
                                              -----------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT-TERM
OBLIGATION:                   DATE OF            VALUE
9.6%                         MATURITY  COUPON  (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 9):
Purchased on 6/28/02;
maturity value $1,866,280
(with State Street Bank & Trust
Co., collateralized by
$1,880,000 Federal National
Mortgage Assoc.--3.50%
due 3/18/04 with a
value of $1,904,545)
(Cost: $1,866,000)            7/01/02   1.78% $ 1,866,000
                                             ------------
TOTAL INVESTMENTS: 104.5%
(COST: $18,222,881)                            20,224,496
                                             ------------
OTHER ASSETS LESS
  LIABILITIES: (4.5)%                           (874,744)
                                             ------------
NET ASSETS: 100%                              $19,349,752
                                             ============


SUMMARY OF           % OF    SUMMARY OF            % OF
INVESTMENTS           NET    INVESTMENTS            NET
BY INDUSTRY         ASSETS   BY INDUSTRY          ASSETS
-----------        --------  -----------         --------
Diversified           27.4%  Storage                  4.1%
Forest Products        7.4%  Other                    8.4%
Healthcare             2.2%  Short-Term
Hotels                12.0%    Obligation             9.6%
Industrial             3.7%  Other assets less
Office                14.5%    liabilities           (4.5)%
                                                    -----
Residential            8.4%                         100.0%
                                                    =====
Retail                 6.8%

------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
* This security is segregated as collateral for forward foreign currency contracts.
+   Illiquid security.


                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments, at value  (cost $18,222,881) (Note 1) ............................  $ 20,224,496
Cash ..........................................................................           669
Receivables:
  Securities sold .............................................................       180,745
  Dividend and interest .......................................................        87,840
  Capital shares sold .........................................................         3,003
                                                                                 ------------
      Total assets ............................................................    20,496,753
                                                                                 ------------
LIABILITIES:
Payables:
  Securities purchased ........................................................       932,383
  Capital shares redeemed .....................................................       151,882
  Due to advisor ..............................................................        15,389
  Unrealized depreciation on forward foreign currency contracts (Note 6) ......         4,616
  Accounts payable ............................................................        42,741
                                                                                 ------------
      Total liabilities .......................................................     1,147,011
                                                                                 ------------
Net assets ....................................................................  $ 19,349,742
                                                                                 ============
Shares outstanding ............................................................     1,642,162
                                                                                 ============
Net asset value, redemption and offering price per share ......................  $      11.78
                                                                                 ============
Net assets consist of:
  Aggregate paid in capital ...................................................  $ 17,496,683
  Unrealized appreciation of investments, forward foreign
    currency contracts and foreign currency transactions
                                                                                    1,994,707
  Undistributed net investment income .........................................       171,012
  Accumulated realized loss ...................................................      (312,660)
                                                                                 ------------
                                                                                 $ 19,349,742
                                                                                 ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)



INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $7,779) .......................   $   340,466
Interest ..................................................................        13,725
                                                                              -----------
      Total income ........................................................       354,191

EXPENSES:
Management (Note 2) .......................................... $    78,893
Administration (Note 2) ......................................         392
Professional .................................................      16,766
Reports to shareholders ......................................      13,597
Custodian ....................................................       5,976
Trustees' fees and expenses ..................................       3,070
Transfer agency ..............................................       1,004
Amortization of deferred organization costs (Note 1) .........         686
Interest expense (Note 8) ....................................         514
Other ........................................................       1,541
                                                               -----------
   Total expenses ............................................     122,439
Expenses assumed by the adviser (Note 2) .....................      (4,355)
                                                               -----------
   Net expenses ...........................................................       118,084
                                                                              -----------
Net investment income .....................................................       236,107
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions...................................       327,725
Realized loss from foreign currency transactions...........................       (13,107)
Change in unrealized appreciation of forward
 foreign currency contracts and foreign currency transactions..............        (9,364)
Change in unrealized appreciation of investments ..........................     1,203,943
                                                                              -----------
Net realized and unrealized gain on investments,
  forward foreign currency contracts and foreign currency
    transactions ..........................................................     1,509,197
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $ 1,745,304
                                                                              ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    SIX MONTHS ENDED
                                                                                        JUNE 30,      YEAR ENDED
                                                                                          2002       DECEMBER 31,
                                                                                       (UNAUDITED)       2001
                                                                                    ---------------  -----------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ......................................................   $    236,107    $    436,923
   Realized gain (loss)  from security transactions ...........................        327,725        (150,997)
   Realized loss from foreign currency transactions ...........................        (13,107)         (1,765)
   Change in unrealized appreciation (depreciation) of
      forward foreign currency contracts and foreign
        currency transactions .................................................         (9,364)          3,624
   Change in unrealized appreciation of investments ...........................      1,203,943         162,419
                                                                                  ------------    ------------
     Net increase in net assets resulting from operations .....................      1,745,304         450,204
                                                                                  ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ......................................................       (378,552)       (201,805)
                                                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ..............................................     40,853,885      12,700,872
   Reinvestment of dividends and distributions ................................        378,552         201,805
   Cost of shares reacquired ..................................................    (37,196,797)     (6,078,498)
                                                                                  ------------    ------------
     Net increase in net assets resulting from capital share transactions .....      4,035,640       6,824,179
                                                                                  ------------    ------------
     Total increase in net assets .............................................      5,402,392       7,072,578
NET ASSETS:
Beginning of period ...........................................................     13,947,350       6,874,772
                                                                                  ------------    ------------
End of period (including undistributed net investment income of
 $171,012 and $326,564, respectively) .........................................   $ 19,349,742    $ 13,947,350
                                                                                  ============    ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ................................................................      3,583,455       1,197,171
   Reinvestment of dividends and distributions ................................         35,612          19,593
   Shares reacquired ..........................................................     (3,259,932)       (580,968)
                                                                                  ------------    ------------
   Net increase ...............................................................        359,135         635,796
                                                                                  ============    ============


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED) FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                          FOR THE PERIOD
                                SIX MONTHS ENDED                                                             JUNE 23,
                                    JUNE 30,                            YEAR ENDED                          1997(a) TO
                                            -------------------------------------------------------------
                                      2002       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                   (UNAUDITED)       2001          2000           1999           1998          1997
                                ------------------------------ -------------  -------------  ------------- -------------
Net Asset Value, Beginning
  of Period ........................$10.87         $10.62        $  9.15        $  9.54         $11.96        $10.00
                                    ------         ------         ------         ------         ------        ------
Income From Investment Operations:
  Net Investment Income ............  0.19           0.35           0.34           0.25           0.22          0.18
  Net Realized and Unrealized
   Gain (Loss) on Investments and
   Foreign Currency Transactions ...  1.05           0.20           1.33          (0.44)         (1.45)         1.78
                                    ------         ------         ------         ------         ------        ------
Total From Investment Operations ...  1.24           0.55           1.67          (0.19)         (1.23)         1.96
                                    ------         ------         ------         ------         ------        ------
Less Dividends and Distributions:
  Dividends from Net Investment
   Income .......................... (0.33)         (0.30)         (0.20)         (0.20)         (0.19)           --
  Distributions from Realized
   Capital Gains ...................    --             --            --             --           (1.00)           --
                                    ------         ------         ------         ------         ------        ------
Total Dividends and Distributions .. (0.33)         (0.30)         (0.20)         (0.20)         (1.19)           --
                                    ------         ------         ------         ------         ------        ------
Net Asset Value, End of Period .....$11.78         $10.87         $10.62         $ 9.15         $ 9.54        $11.96
                                    ======         ======         ======         ======         ======        ======
Total Return (b) ................... 11.74%          5.34%         18.71%         (2.01)%       (11.35)%       19.60%
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ...$19,350        $13,947         $6,875         $3,166         $1,906        $  844
Ratio of Gross Expenses to Average
  Net Assets ......................   1.57%(c)       1.62%          2.27%          3.23%          5.32%         4.92%(c)
Ratio of Net Expenses to Average
  Net Assets ......................   1.50%(c)(d)    1.50%(d)       1.45%(d)       1.44%          0.89%         0.00%
Ratio of Net Investment Income
  to Average Net Assets (e) .......   2.99%(c)       4.17%          4.21%          3.33%          3.33%         3.62%(c)
Portfolio Turnover Rate ...........     40%            74%           233%           172%           107%          123%

--------------
(a)  Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Excluding interest expense.

(e) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the periods ended June 30, 2002, December 31, 2000 and December 31, 1999, was 0.07%, 0.12%, 0.79% and 1.79%,
     respectively.


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Co. Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not to exceed five years.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2002. For the six months ended June 30, 2002 the Adviser assumed expenses in the amount of $4,355. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corp.. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $9,411,634 and $5,897,703, respectively, for the six months ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $18,222,881. As of June 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $2,001,615 of which $2,073,219 related to appreciated securities and $71,604 related to depreciated securities.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are Ltd. to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At June 30, 2002, the Fund had the following outstanding forward foreign currency contracts:

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                      VALUE AT
                     SETTLEMENT     CURRENT    UNREALIZED
CONTRACTS               DATE         VALUE   DEPRECIATION
---------            ----------     -------  ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
HKD   2,526,696
      Expiring 7/03/02  $324,235      $323,938  $  (297)
JPY   59,282,329
      Expiring 7/03/02   499,514       495,195   (4,319)
                                                -------
                                                $(4,616)
                                                -------

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are Ltd. to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2002, the net value of the asset and corresponding liability of the Fund's portion of the plan is $2,849.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2002, the Fund borrowed an average daily amount of $44,436 at a weighted average interest rate of 2.30% under the Facility. At June 30, 2002, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                           WORLDWIDE REAL ESTATE FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                                   NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                              PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                          FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                            OVERSEEN           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                            BY TRUSTEE         HELD:
---------------------             --------------                         --------------     -------------------
INTERESTED TRUSTEES:
John C. van Eck, CFA              Chairman, Van Eck                             12           Chairman of the Board
(86)+*                            Associates Corporation and                                 and President of two other
Chairman and Trustee              Van Eck Securities                                         investment companies advised
since 1985                        Corporation                                                by the Adviser

Jan F. van Eck                    Director, Van Eck Associates                  10           Trustee of another investment
(38)+**                           Corporation; President and Director,                       company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies;
                                  President and Director, Van Eck
                                  Capital, Inc.; President and
                                  Director, Van Eck Absolute
                                  Return Advisers Corporation

Derek S. van Eck                  President of Worldwide Hard Assets            10           Trustee of another
(36)+**                           Fund series and the Worldwide Real                         investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide                    advised by the Adviser
                                  Insurance Trust and the Global Hard
                                  Assets Fund series of Van Eck Funds;
                                  Executive Vice President, Director,
                                  Global Investments and President and
                                  Director of Van Eck Associates Corporation
                                  Corporation and Executive Vice President
                                  and Director of Van Eck Securities
                                  Corporation and other affiliated
                                  companies.

INDEPENDENT TRUSTEES:
Jeremy H. Biggs                   Vice Chairman, Director                       12           Trustee/Director of two investment
(66)++                            and Chief Investment Officer,                              companies advised by the
Trustee since 1990                Fiduciary Trust Company                                    Adviser; Chairman, Davis Funds
                                  International                                              Group; Treasurer and Director,
                                                                                             Royal Oak Foundation; Director,
                                                                                             Union Settlement Association;
                                                                                             First Vice President, Trustee and
                                                                                             Chairman, Finance Committee,
                                                                                             St. James School

Richard C. Cowell                 Private investor                              10           Trustee of another investment
(74)++P.                                                                                     company advised by the Adviser;
Trustee since 1985                                                                           Director, West Indies &
                                                                                             Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                           10             Trustee of another investment
(56)                              Stock Exchange                                             company advised by the Adviser
Trustee since 1998

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                                NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                           PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                       FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                         OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                         BY TRUSTEE          HELD:
---------------------             --------------                      --------------      -------------------
David J. Olderman                 Private investor                           12           Trustee/Director of two other
(66)++P.                                                                                  investment companies advised
Trustee since 1994                                                                        by the Adviser

Ralph F. Peters                   Private investor                           10           Trustee of another investment
(73)*++P.                                                                                 company advised by the
Trustee since 1987                                                                        Adviser; Director, Sun Life
                                                                                          Insurance and Annuity Company
                                                                                          of New York; Director, U.S. Life
                                                                                          Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com                  12           Trustee of two other investment
(43)++P.                                                                                  companies advised by the
Trustee since 1994                                                                        Adviser; Partner and Co-founder,
                                                                                          Quest Partners, LLC; Executive
                                                                                          Vice President, Chief Operating
                                                                                          Officer and Director of NuCable
                                                                                          Resources Corporation
OFFICERS:
Bruce J. Smith                    Senior Vice President and Chief                         Officer of two other
(47)                              Financial Officer, Van Eck                              investment companies
Officer since 1985                Associates Corporation; Senior                          advised by the Adviser
                                  Managing Director, Van Eck
                                  Securities Corporation

Thomas H. Elwood                  Vice President, Secretary and                           Officer of two other
(54)                              General Counsel, Van Eck Associates,                    investment companies
Officer since 1998                Corporation Van Eck Securities                          advised by the Adviser
                                  Corporation and other affiliated
                                  companies

Alex W. Bogaenko                  Director of Portfolio                                   Controller of two
(39)                              Administration, Van Eck Associates                      other investment companies
Officer since 1997                Corporation and Van Eck Securities                      advised by the Adviser
                                  Corporation

Charles T. Cameron                Director of Trading, Van Eck                            Vice President of another
(42)                              Securities Corporation; Co-Portfolio                    investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                     advised by the Adviser

Susan C. Lashley                  Managing Director, Mutual Fund                          Vice President of another
(47)                              Operations, Van Eck Securities                          investment company
Officer since 1988                Corporation                                             advised by the Adviser

--------------------

(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

**    Son of Mr. John C. van Eck.

++    Member of the Nominating Committee.

P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

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


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

[VAN ECK GLOBAL LOGO]                                 [LOGO VARIABLE ANNUITIES]
                                                         RETIRE ON YOUR TERMS
                                                          VARIABLE ANNUITIES


Investment Adviser:        Van Eck Associates Corporation
      Distributor:         Van Eck Securities Corporation
                           99 Park Avenue, New York, NY 10016     www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.